Exhibit No. 99

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                            WFMBS MORTGAGE LOAN POOL
                               15 -YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2004-07
                             POOL PROFILE (5/27/2004)

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
                                         -----------------     -----------------
                                               Bid                Tolerance
                                         -----------------     -----------------
AGGREGATE PRINCIPAL BALANCE                  $370,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Jun-04
INTEREST RATE RANGE                            4.25-6.625
GROSS WAC                                           5.04%      (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                       25 bps
MASTER SERVICING FEE                                1 bps
WAM (in months)                                       178          (+/- 2 month)

WALTV                                                 54%          (maximum +2%)            Estimated Dispersion:
                                                                                                  4.375%         $503
CALIFORNIA %                                        49.9%    (maximum under 50%)                  4.500%       $1,460
                                                                                                  4.625%       $1,668
AVERAGE LOAN BALANCE                             $518,000     (maximum $525,000)                  4.750%      $10,873
LARGEST INDIVIDUAL LOAN BALANCE                $1,650,000   (maximum $1,700,000)                  4.875%      $52,876
                                                                                                  5.000%     $181,018
CASH-OUT REFINANCE %                                  16%         (maximum  +5%)                  5.125%      $74,243
                                                                                                  5.250%      $33,836
PRIMARY RESIDENCE %                                   93%          (minimum -2%)                  5.375%       $7,081
                                                                                                  5.500%       $2,618
Pledged Asset %                                        0%          (maximum .5%)                  5.625%       $2,365
                                                                                                  5.750%         $252
SINGLE-FAMILY DETACHED %                              93%         (minimum -2'%)                  5.875%       $1,207

FULL DOCUMENTATION %                                  41%          (minimum -2%)

Co-Op %                                              0.2%           (maximum 1%)

UNINSURED > 80% LTV %                               0.14%          (maximum +1%)

WA FICO                                               740          (minimum 735)


                                                                                                   5.04%     $370,000
  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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                                           WFMBS MORTGAGE LOAN POOL
                                              15 -YEAR FIXED RATE
                                      NON-RELOCATION/RELOCATION MORTGAGES
                                             WFMBS SERIES 2004-07
                                            POOL PROFILE (5/27/2004)

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
RATING AGENCIES                                                        TBD by Wells Fargo

PASS THRU RATE                                                                      4.75% or5.00%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                                0.77% or4.65%

PRICING DATE                                                                          TBD

FINAL STRUCTURE DUE DATE                                                        09-Jun-04               5:00 PM
      Structures received or changes to structures past the due date will incur a $10,000 fee.
SETTLEMENT DATE                                                                 28-Jun-04

ASSUMED SUB LEVELS                                                                    AAA         1.200%
(estimated)                                                                            AA           TBA
                                                                                        A           TBA
                                                                                      BBB           TBA
                                                                                       BB           TBA
                                                                                        B           TBA

                                                                   Note:  AAA Class will be rated by two rating agencies.
                                                                   AA through B Classes will be rated by one rating agency.



WFASC Securitization Program as follows:
     1)  All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
     2)  Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
     3)  Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
     4)  Wells Fargo Bank, N.A. will act as custodian.
     5)  No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)
* This Security may contain Pledged Asset Loans.
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WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2004-07.  The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.



WFMBS CONTACTS                                                     Brad Davis (301) 846-8009
                                                                   Mike Miller (301) 815-6397
                                                                   Gretchen Markley (301) 846-8356





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                                                   WFMBS Denomination Policy
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                                                                                     Minimum         Physical        Book Entry
Type and Description of Certificates                                              Denomination     Certificates     Certificates
                                                                                     (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                 $25,000         Allowed           Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                   $100,000         Allowed           Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that           $100,000         Allowed           Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                           (2)           Allowed           Allowed

Residual Certificates                                                                  (3)           Required        Not Allowed

All other types of Class A Certificates                                                (5)             (5)               (5)



Class B (Investment Grade)                                                          $100,000         Allowed           Allowed

Class B (Non-Investment Grade)                                                      $250,000         Required        Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.